EXHIBIT 99.2

Investor Presentation

August 2012

Disclaimer

This presentation contains, and XPO Logistics, Inc. (the “Company”) may from time to time make, written or oral “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, made in this presentation that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), finding suitable merger or acquisition candidates, expansion and growth of the Company’s business and operations and other such matters, are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terms. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Factors that could adversely affect actual results and performance include, among others, economic conditions generally; competition; the Company’s ability to find suitable acquisition candidates and execute its acquisition strategy; the Company’s ability to raise capital; the Company’s ability to attract and retain key employees to execute its growth strategy; the Company’s ability to develop and implement a suitable information technology system; the Company’s ability to maintain positive relationships with its network of third-party transportation providers; and governmental regulation. Additional factors that could cause actual results to differ materially from those projected in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and in the Company’s other filings with the Securities and Exchange Commission (the “SEC”). This presentation should be read in conjunction with the Company’s filings with the SEC, which are available to the public over the Internet at www.sec.gov and the Company’s website www.xpologistics.com. All forward-looking statements made in this presentation speak only as of the date of this presentation. All forward-looking statements made in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. The Company assumes no obligation to update any such forward-looking statements.

Overview and Growth Strategy

The XPO Growth Strategy

Disciplined focus on creating shareholder value

Build a multi-billion dollar, non-asset based, third party

logistics business

Primary focus on truck brokerage

Execute selective acquisitions and cold-starts

Optimize operations company-wide

Apply best practices with highly skilled management team

Bradley Jacobs founded and led four highly

successful companies

Amerex Oil Associates: Built one of world’s largest oil brokerage firms

Hamilton Resources: Grew global oil trading company to ~$1 billion

United Waste: Created fifth largest solid waste business in North America

United Rentals: Built world’s largest equipment rental company

United Waste stock outperformed S&P 500 by 5.6x from 1992 to 1997

United Rentals stock outperformed S&P 500 by 2.2x from 1997 to 2007

Bradley Jacobs

A Large Market Opportunity

Sources: American Trucking Association, Armstrong & Associates, EVE Partners LLC

Worldwide logistics: >$3 trillion

U.S. logistics: &>$1 trillion

U.S. trucking: ~$350 billion

U.S. truck brokerage ~$50 billion

Truck brokerage sector is growing at 2x to 3x GDP

Long-term outsourcing trend; short-term cyclical headwind

Brokers add efficiency to both shippers and carriers

Shippers gain access to hundreds of thousands of carriers

Carriers gain access to millions of loads

$300 billion of loads each year do not presently utilize brokers

15% Brokerage Penetration Likely to Increase

Sources: American Trucking Association, Armstrong & Associates

More than 10,000 licensed brokers in the U.S.

Only about 25 brokers with more than $200 million in revenue

Large potential acquisition universe

Lack of working capital can motivate sellers

Truck Brokerage Is a Highly Fragmented Market

Sources: Armstrong & Associates

Capitalize on attractive acquisition universe

Focus primarily on truck brokers

Target initial sweet spot: $20 million to $200 million revenue

Rapidly scale acquired companies

Provide access to centralized carrier capacity in Charlotte

Move onto technology platform

Aggressively expand sales force

Acquisition and Optimization Strategy

Acquired 32-year old business in May 2012

Operations in South Carolina, North Carolina, Texas and Florida

$22 million in annual brokerage revenue

Highly scalable; plan to triple in size

Completed integration in 90 days

Acquisition of Continental Freight Services

Acquired 20-year old business on August 3, 2012

Highly scalable brokerage operations in Toronto, Montreal,

Vancouver and Cleveland

$100 million in annual revenue

Strong base of over 1,000 customers

Significant synergies with XPO

Acquisition of Kelron Logistics

Cold-start plan ahead of schedule

Q4 2011: Phoenix

Q2 2012: Ann Arbor and Dallas

Q3 2012: Chicago, Jacksonville, Montgomery and

Morris County, NJ

Led by industry veterans with strong track records

Targeting 20 locations over the next several years

Cold-starts Are High Return Opportunities

Provide shared services and carrier procurement

Expand carrier procurement team to 100 people by December

Cover freight more efficiently

Enable sales offices to focus on new business

National Operations Center in Charlotte

Highly Skilled Management Team

Partial list below

Sean Fernandez *Chief Operating Officer*	NCR, Avery Dennison, Arrow Electronics
John Hardig *Chief Financial Officer*	Stifel Nicolaus, Alex. Brown
Scott Malat *Chief Strategy Officer*	Goldman Sachs, UBS, JPMorgan Chase
Gordon Devens *General Counsel*	AutoNation, Skadden Arps
Mario Harik *Chief Information Officer*	Oakleaf Waste Management
David Rowe *Chief Technology Officer*	Echo Global Logistics
Troy Cooper *SVP, Finance*	United Rentals
Greg Ritter *SVP, Brokerage Operations*	C.H. Robinson, Knight Brokerage
Lou Amo *VP, Carrier Procurement*	Union Pacific, Odyssey Logistics
John Tuomala *VP, Talent Management*	Compass Group
Marie Fields *Director of Training*	C.H. Robinson, American Backhaulers

The full management team can be found on www.xpologistics.com

XPO Logistics

14

Optimize Existing Operations

Expedited

Transportation

Non-asset based

expedited service

provider through

Express-1, Inc.

Non-asset based

ground, air and ocean

freight forwarder

through Concert Group

Logistics, Inc.

Freight

Forwarding

Truck

Brokerage

Non-asset based

premium freight

brokerage services

South Bend operation good example of cold-start opportunity

Minimal upfront investment

Grew to approximately $30 million in revenue after three years

Add salespeople to continue growth

Truck Brokerage

Top 5 in domestic expedite

Grow business in attractive sectors

Cross-border Mexico

Temperature-controlled

Defense

Opened new hub in Birmingham in August 2012

Positioned for shift in manufacturing to the southeast

Expedited Transportation

Source: Company data

Currently a $65 million player in a $150 billion market

Significant opportunity to grow market share

Added locations in Los Angeles, Charlotte, Atlanta and

Newark in 2012

Currently 27 stations

Plan to build footprint to 35 stations over two years

Freight Forwarding

Source: Company data

Differentiate XPO through superior technology

Rolled out first phase of platform in March 2012

Added pricing tools in July 2012

Purchase transportation more efficiently as data pool grows

Scalable Technology Platform

Source: Company data

2011 revenue: $177 million

2012 target: $500 million revenue run rate by year-end

Sufficient liquidity for acquisitions, cold-starts and infrastructure

$191 million cash, zero debt as of June 30, 2012

Marketing new accounts receivable facility

Key Financial Statistics

Management team aligned with shareholders through equity

ownership

Management owns approximately 53% of the company on a

fully-diluted basis(1)

Incentivized Management

Common Stock Equivalent Capitalization (Shares)

Common Shares 17.7 million

Preferred Shares 10.7 million

Warrants (Strike Price $7 per share) 10.7 million (5.8 million dilutive) (2)

Stock options and RSUs 1.0 million shares

Fully Diluted Shares Outstanding 35.1 million shares (3)

(1)After exercising warrants and stock options

(2)Dilutive effect of warrants calculated using market close price of $15.28 as of August 20, 2012; total warrant proceeds of $75 million.

(3)Fully diluted share count includes 5.8 million shares in respect of 10.7 million warrants priced at $7.00 per share.

Conclusion

Large, growing, fragmented industry

Significant value creation through cold-starts

Strong pipeline of acquisition targets

Scale up existing and acquired operations

Highly experienced management team aligned with

shareholder interests

Summary of Opportunities